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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-01649 of West Coast Bancorp on Form S-8 of our report dated October 3, 2000, appearing in this Annual Report on Form 11-K of the West Coast Bancorp 401(k) Plan for the year ended December 31, 1999.

DWYER PEMBERTON & COULSON, P.C.
Tacoma, Washington
June 29, 2001

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